SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material pursuant to Rule 14a-1(c) or Rule 14a-12

                              Cruise America, Inc.
         -----------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


         -----------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X ]  $125 per  Exchange  Act  Rules  0-11(c)(1)(ii), 14a-6(i)((1) or
       14a-6(j)(2).
[   ]  $500 per each  party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).
[   ]  Fee computed on table below per Exchange Act Rules
       14a-6(i)(4) and 0-11.
       1)  Title of each class of securities to which transaction applies:

           -----------------------------------------------------------------
       2)  Aggregate number of securities to which transaction applies:

           -----------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

           -----------------------------------------------------------------
       4)  Proposed maximum aggregate value of transaction:

           -----------------------------------------------------------------
       Set forth the amount on which the filing fee is calculated and state how it was determined.

[   ]  Check box if  any part of the fee  is offset as provided  by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount Previously Paid:

              ---------------------------------------------
       (2)    Form, Schedule or Registration Statement No.:

              ---------------------------------------------
       (3)    Filing Party:

              ---------------------------------------------
       (4)    Date Filed:

              ---------------------------------------------

[CRUISE AMERICA LOGO]

CRUISE AMERICA, INC.
                                                          11 WEST HAMPTON AVENUE
                                                          MESA, ARIZONA 85210
OFFICE OF THE CHAIRMAN

                                                                August 16, 1996
Dear Shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders of Cruise America, Inc., on October 16, 1996, at 9:00 a.m., at the Company's headquarters at 11 West Hampton Avenue, Mesa, Arizona. Only shareholders of record at the close of business on August 15, 1996 will be entitled to vote at the meeting or any adjournments thereof.

    The meeting will be held for the following purposes: (i) to vote on the election of the Board of Directors; and (ii) to ratify the appointment of our independent auditors.

         The Notice of the Annual Meeting and Proxy Statement, which you are urged to give your prompt attention, follows this page. As an owner of Cruise America, Inc. stock, your vote is important. The recommendations of your Board of Directors are provided for your assistance and guidance. The Directors have devoted considerable thought to the matters to be brought before the meeting, and we feel that such recommendations are in the best interest of Cruise America, Inc. and its shareholders.

    Your Board of Directors joins me in urging you to sign and mail the enclosed proxy card in the postpaid envelope provided, regardless of whether you plan to attend the meeting. Your prompt response will also help us avoid the expense of writing to you again.

    If you find that you will be attending the meeting after mailing your signed proxy, you may, of course, revoke your proxy at the meeting and cast your vote in person.

    Thank you for your cooperation.

                                                          Sincerely yours,


                                                          /S/ Robert A. Smalley
                                                          ---------------------
                                                          ROBERT A. SMALLEY

[CRUISE AMERICA LOGO]

                              CRUISE AMERICA, INC.
                             11 WEST HAMPTON AVENUE
                               MESA, ARIZONA 85210
                                 (602) 464-7300

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 16, 1996

To the Shareholders of
Cruise America, Inc.

    Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Cruise America, Inc., a Florida corporation (the "Corporation"), will be held on October 16, 1996, at 9:00 a.m., at the Corporation's headquarters at 11 West Hampton Avenue, Mesa, Arizona, for the following purposes:

    (1) To elect six (6) persons to the Corporation's Board of Directors, to hold office until the next annual meeting of shareholders and until their respective successors are duly elected and qualified.

    (2) To ratify the appointment of KPMG Peat Marwick LLP as independent auditors of the Corporation for the 1997 fiscal year.

    Only shareholders of record at the close of business on August 15, 1996 will be entitled to vote in person or by proxy at the Annual Meeting or any adjournments thereof.

                                              CRUISE AMERICA,  INC.

                                              By Order of the Board of Directors


                                              /S/ Eric R. Bensen
                                              --------------------------
                                              ERIC R. BENSEN, Secretary

August 16, 1996

WE URGE YOU TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

                             CRUISE AMERICA, INC.
                            11 WEST HAMPTON AVENUE
                             MESA, ARIZONA 85210
                                 (602) 464-7300

                                PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 16, 1996

SOLICITATION--REVOCATION OF PROXY

   This Proxy Statement is furnished in connection with the solication by the Board of Directors of CRUISE AMERICA, INC., a Florida corporation (the "Corporation"), of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held October 16, 1996 and at any adjournments thereof. Shares represented by proxies that are properly executed and returned to the Board of Directors shall be voted in favor of the election of the Directors nominated herein and in favor of each proposal described herein, unless a contrary specification is made on such proxy. If a shareholder giving a proxy specifies a choice with respect to any matter to be acted upon, the proxy will be voted in accordance with said specifications. Any shareholder giving a proxy may revoke it by notice to the proxy holder or the Corporation at any time prior to the voting thereof. The Corporation's Annual Report to Shareholders for the fiscal year ended April 30, 1996 accompanies this Proxy Statement, but does not form a part hereof. This Proxy Statement and the accompanying proxy are being distributed to shareholders beginning on or about August 16, 1996.

VOTING SECURITIES

    Only holders of Common Stock of record at the close of business on August 15, 1996, the record date fixed by the Board of Directors for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting, will be entitled to vote at the Annual Meeting or at any adjournments thereof. As of August 15, 1996 there were 5,741,068 shares of Common Stock outstanding. Each share of Common Stock entitles the holder to one vote on all matters brought before the Annual Meeting, and the shares of Common Stock have no cumulative voting rights. The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding shares of Common Stock. To be elected, nominees for Director must receive a plurality of the votes cast by holders of shares of Common Stock present or represented at the Annual Meeting. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors will also require the affirmative vote of a plurality of votes cast by the shares of Common Stock present or represented at the Annual Meeting. Abstentions are considered as shares present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the shareholders for a vote, but are not counted as votes "for" or "against" any matter. The Corporation will treat shares referred to as "broker or nominee non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the outcome of any matter as to which the proxies reflect broker or nominee non-votes, shares represented by such proxies will be treated as not present and not entitled to vote on that subject matter and therefore would not be considered by the Corporation when counting votes cast on the matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). If less than a majority of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting without further notice.

    The following table sets forth, as of June 30, 1996, the beneficial ownership of the Corporation's Common Stock by (i) each person known to the Corporation to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each of the named executive officers (defined below) and
(iii) all Directors and executive officers of the Corporation as a group. Except as indicated below, each person has sole dispositive and voting power with respect to the shares of Common Stock indicated.

                                                              NUMBER OF SHARES  PERCENT
NAME AND ADDRESS                                              OF COMMON STOCK   OF CLASS
- ------------------------------------------------------------  ----------------  --------
Robert A. Smalley(1)(2)(4)(5)(8) ............................     952,584         15.8%
11 West Hampton Avenue
Mesa, Arizona 85210

Randall S. Smalley(1)(2)(4)(5)(8) ...........................     339,184          5.6%
11 West Hampton Avenue
Mesa, Arizona 85210

Robert A. Smalley, Jr.(1)(2)(3)(4)(5)(8) ....................     332,156          5.5%
11 West Hampton Avenue
Mesa, Arizona 85210

Sally Smalley DiLucente(1)(2)(4) ............................     309,285          5.1%
P.O. Box 650869
Vero Beach, Florida 32965-0869

Eric R. Bensen(5) ...........................................      61,130          1.0%
11 West Hampton Avenue
Mesa, Arizona 85210

Interstate Properties(6) ....................................     765,600         12.7%
Glenpoint Centre West
500 Frank W. Burr Boulevard
Teaneck, New Jersey 07666

Gruber & McBaine Capital Management, Inc.(7) ................     498,700          8.3%
50 Osgood Place
San Francisco, California 94133

All Executive Officers and Directors as a group (six persons,
including four persons named above)(1)(2)(3)(5) .............   1,736,926         29.2%

- ----------
(1) Includes 36,882, 8,577, 3,500 and 3,971 shares held by the spouses of Robert
    A. Smalley, Randall S. Smalley, Robert A. Smalley, Jr. and Sally Smalley DiLucente, respectively.
(2) Does not include 42,786 shares held as co-trustee for the grandchildren of Robert A. Smalley.
(3) Includes 10,000 shares held in trust for the children of Randall S. Smalley.

(4) Robert A. Smalley is the father of Robert A. Smalley, Jr., Randall S. Smalley and Sally Smalley DiLucente. The beneficial ownership of shares of Common Stock of each of these persons and the trusts they control does not include the shares of Common Stock beneficially owned by the others.
(5) Includes immediately exercisable options to purchase 60,000 shares of common stock for each of Robert A. Smalley, Robert A. Smalley, Jr., Randall S. Smalley and Eric R. Bensen and 290,000 for all executive officers and directors as a group.
(6) Information taken from the Form 4 dated February 23, 1994 of Interstate Properties, a New Jersey partnership and Russell B. Wight, Jr. and the Form 4 of Steven Roth dated February 24, 1994. The Form 4 list shared voting and dispositive power of 301,500 shares and sole voting and dispositive power of 225,100 shares held by Mr. Wight. In addition, Steven Roth, a general partner of Interstate, owns 39,000, which are included in the table above.
(7) Information taken from the Schedule 13D dated June 6, 1996 of Gruber & McBaine Capital Management, Inc. a California corporation, Jon D. Gruber, J. Patterson McBaine, Laqunitas Partners, L.P., a California limited partnership, GMJ Investments, L.P., a California limited partnership, Gruber McBaine Capital Management International and Thomas O. Lloyd-Butler (collectively, the "Reporting Persons"). The Schedule 13D lists sole voting and dispositive power of 107,000 shares and shared voting and dispositive power of 391,700 shares.
(8) Includes 2,600, 13,900 and 20,400 shares held in trust for the children/grandchildren of Robert A. Smalley, Randall S. Smalley and Robert
    A. Smalley, Jr., respectively.

ELECTION OF DIRECTORS

    Six Directors are to be elected to hold office until the next Annual Meeting or until their respective successors are duly elected and qualified. Unless a proxy specifies that it is not to be voted for a Director, the shares covered by the proxy will be voted for the nominees listed below. In the event any nominee shall decline or be unable to serve, it is intended that the proxies will be voted for a nominee designated by the Board of Directors. The Board of Directors knows of no reason to anticipate that this will occur. The following table sets forth as of June 30, 1996 certain information concerning the nominees for Director, all of whom are presently serving as Directors:

                                                 SHARES OF
                                SERVED AS       COMMON STOCK
                                DIRECTOR        BENEFICIALLY               PRINCIPAL OCCUPATION
         NAME AND AGE             SINCE          OWNED (%)                 FOR THE PAST 5 YEARS
- ----------------------------- -----------     --------------     ----------------------------------------
Robert A. Smalley, 72(1)  ........ 1972          952,584(15.8)   Chairman    of   the    Board   of   the
                                                                   Corporation.   President   and   Chief
                                                                   Executive  Officer  from 1972 to March
                                                                   1992 Formerly  President and Director,
                                                                   Hertz Corporation
Randall S. Smalley, 46(1) .......  1972          339,184(5.6)    President and Chief Executive Officer of
                                                                   the Corporation since March 1992. Vice
                                                                   President--Rental     Division     and
                                                                   Secretary from 1972 to March 1992
Robert A. Smalley, Jr., 47(1) ...  1972          332,156(5.5)    Executive    Vice    President,    Chief
                                                                   Operating    Officer   and   Assistant
                                                                   Secretary  of  the  Corporation  since
                                                                   March  1992.   Vice   President--Sales
                                                                   Division from 1972 to March 1992
Eric R. Bensen, 41(1) ...........  1989           61,130(1.0)    Chief Financial Officer and Secretary of
                                                                   the Corporation since March 1992. Vice
                                                                   President--Finance    and    Assistant
                                                                   Secretary  from  1984  to  March  1992
                                                                   Formerly with the  accounting  firm of
                                                                   KPMG Peat Marwick
Fred A. Mudgett, 75(2) ..........  1983           25,826*        Consultant  to the car rental  industry.
                                                                   Previously,   President   of  Fred  A.
                                                                   Mudgett    and    Associates,     Inc.
                                                                   (consulting   firm),  and  Group  Vice
                                                                   President, Hertz Corporation
Dr. Edward R. Annis, 83(2) ......  1983           26,046*        Physician,  Spokesman  for  the  medical
                                                                   profession  and served as president of
                                                                   the  American   Medical   Association,
                                                                   World   Medical    Association,    and
                                                                   International College of Surgeons

- ----------
*   Less than one percent
(1) See Footnotes 1, 2, 3, 4, 5 and 8 to the table set forth under the caption "Voting Securities" above.
(2) Includes immediately exercisable options to purchase 25,000 shares of common stock held by each of Fred A. Mudgett and Dr. Edward R. Annis.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

    The Board of Directors has established standing Audit and Finance, Compensation, Executive and Nominating Committees. The Directors who served upon and the functions performed by the various committees during fiscal 1996 were as follows:

    Messrs. Randall S. Smalley, Fred A. Mudgett and Dr. Edward R. Annis served as members of the Audit and Finance Committee. The Audit and Finance Committee
(a) meets with the independent public accountants to review the plan and results of the audit including review of the management letter; (b) reviews and approves nonaudit services of the independent public accountants; (c) recommends to the Board of Directors the engagement of independent auditors for the next fiscal year; (d) meets with financial executives of the Corporation to review accounting and financial policies; (e) reviews the application of new accounting rules; and (f) reviews various other matters, such as the adequacy of internal controls.

    Messrs. Robert A. Smalley, Robert A. Smalley, Jr., Fred A. Mudgett and Dr. Edward R. Annis served as members of the Compensation Committee. The Compensation Committee has been designated to administer the Corporation's 1987 Stock Option Plan, and also reviews, examines and makes recommendations to the Board of Directors regarding (a) compensation of senior officers of the Corporation and certain of its subsidiaries; (b) salary ranges, incentive programs, guidelines for merit and promotional increases for the Corporation and its subsidiaries; (c) insurance and other fringe benefits; and (d) management proposals regarding any of the foregoing areas.

    Messrs. Robert A. Smalley, Robert A. Smalley, Jr., Randall S. Smalley and Eric R. Bensen served as members of the Executive Committee. The Executive Committee has been established to act when the full Board of Directors is unavailable.

    Messrs. Robert A. Smalley, Robert A. Smalley, Jr., and Randall S. Smalley served as members of the Nominating Committee. The Nominating Committee (a) recommends candidates to fill any vacancies or increase in the Board of Directors or Executive Committee; (b) makes recommendations with respect to the composition of the management slate of Directors to be proposed to the shareholders at the Annual Meeting; (c) annually recommends to the Board of Directors candidates to serve on the Executive Committee and candidates to be designated Chairman and Vice Chairman of the Executive Committee; and (d) reviews shareholder suggestions of nominees and makes recommendations to the Board of Directors regarding these suggestions.

    The Board of Directors met four times during fiscal 1996. During fiscal 1996, the Audit and Finance, Compensation and Nominating Committees held the following number of formal meetings: Audit and Finance, four; Compensation, four; and Nominating, one. Each Director attended 75% or more of the fiscal 1996 Board and Committee meetings held during the period that they served.

    The Corporation's Directors who are not officers of the Corporation receive a payment of $1,000 per meeting plus reasonable expenses for attendance at Directors' meetings.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

   The following table sets forth compensation for the past three fiscal years of the Chief Executive Officer and the Corporation's other executive officers whose total annual salary and bonus exceeded $100,000 (the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                                        ANNUAL COMPENSATION          COMPENSATION
                                                ----------------------------------- --------------
                                         FISCAL                      OTHER ANNUAL      OPTION
NAME AND PRINCIPAL POSITION               YEAR     SALARY    BONUS  COMPENSATION(1)   AWARDS(#)
- -------------------------------------- -------- ---------- ------- ---------------- --------------
Robert A. Smalley                         1996     $108,810    --                        --
 Chairman of the Board                    1995      105,726    --                        --
                                          1994      102,258    --                        --
Randall S. Smalley                        1996      233,847    --                        --
 President and Chief Executive Officer    1995      227,220    --                        --
                                          1994      219,765    --                        --
Robert A. Smalley, Jr.                    1996      233,847    --                        --
 Executive Vice President and             1995      227,220    --                        --
 Chief Operating Officer                  1994      219,765    --                        --
Eric R. Bensen                            1996      165,089    --                        --
 Chief Financial Officer                  1995      160,497    --                        --
                                          1994      155,231    --                        --

- ----------
(1) The Corporation has concluded that the amount of personal benefits furnished to the named executive officers do not meet the disclosure thresholds established under SEC regulations. Accordingly, none of such personal benefits is included in this table.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The objectives of the Corporation's compensation program are to enhance the profitability of the Corporation, and thus shareholder value, by aligning compensation with business goals and performance and attracting, retaining and rewarding executive officers who contribute to the long-term success of the Corporation. In furtherance of these goals, the Corporation's compensation program for executive officers includes base salary, an annual bonus and stock option awards.

   BASE COMPENSATION: The salaries paid to the named executive officers during the fiscal year 1996 were determined pursuant to their respective employment agreements, which were entered into in 1989. In October 1994, the Compensation Committee and the full Board approved amendments to the employment agreements of the named executive offices. See "Employment Agreements." The Corporation's approach to base compensation is to offer competitive salaries in comparison to market practices for positions involving similar responsibility and experience. Increases in base compensation are based on the competence and performance of the Company's executives and takes into account the performance of the Corporation.

    BONUS COMPENSATION: The Corporation has a policy of paying discretionary bonuses to executive officers based on performance of the individual and performance of the Corporation. A balance is made between overall corporate performance and performance of the specific areas of the Corporation under an executive's direct control. This balance supports the accomplishment of overall objectives and rewards individual contributions. During the fiscal year ended April 30, 1996, no bonuses were paid.

    STOCK OPTION PROGRAM: The objective of stock option awards is to motivate grantees to maximize long-term growth and profitability of the Corporation. Grantees can recognize value from options granted only if the Corporation's stock price increases after the date on which such options are granted, since the exercise price of options granted must at least equal the fair market value of the Corporation's stock on the date of grant. The award of options thus aligns the long-range interests of the grantees with those of shareholders.


    Grants of options to the Corporation's executive officers and other key employees are made pursuant to the 1987 Stock Option Plan. Grants of options are generally considered annually. The number of options granted to a participant is generally based on such person's level of responsibility and contributions to the Corporation's performance. The Compensation Committee approves the size and conditions of grants to the executive officers of the Corporation. During the fiscal year ended April 30, 1996, no options were granted.

                                               Compensation Committee

                                               Robert A. Smalley
                                               Robert A. Smalley Jr.
                                               Fred A. Mudgett
                                               Dr. Edward R. Annis


EMPLOYMENT AGREEMENTS
   In October 1994, the Company amended the employment agreements of each of Robert A. Smalley, Robert A. Smalley, Jr., Randall S. Smalley and Eric R. Bensen. The term of each of the employment agreements currently expires on April 30, 1999 and will automatically be extended for additional one-year periods unless the Corporation or the executive gives written notice to the other at least 90 days prior to the date two years prior to the then scheduled expiration date. Pursuant to such employment agreements, Messrs. Robert A. Smalley, Robert
A. Smalley, Jr., Randall S. Smalley and Eric R. Bensen will receive during fiscal 1997 annual salaries of $108,393, $232,950, $232,950 and $164,546, respectively, plus such bonuses or increases as the Board of Directors may determine. Each employment agreement generally provides that (i) if the executive's employment is terminated by the Corporation for any reason other than death, Disability (as defined) or Cause (as defined), or by the executive for Good Reason (generally defined as the diminution of the executive's duties or other breach by the Corporation of the agreement), the executive will receive, in addition to any base salary, bonus and other compensation accrued through the date of termination, a lump sum equal to the product of the executive's then-existing base salary and most recent annual bonus times a fraction, the numerator of which is the number of days remaining until the then scheduled expiration date and the denominator of which is 365, and (ii) if the executive's employment is terminated as a result of his Disability, the executive will receive in monthly installments for a period of one year 50% of his base salary in effect on the date of termination. Each employment agreement also prohibits the executive from directly or indirectly competing with the Corporation during the term of the agreement and for a period of one year after termination of his employment, other than a termination by the executive for Good Reason or a termination by the Corporation without Cause.

    The employment agreements also provide for the executive's continued employment for a period of three years following a Change in Control (as defined) of the Corporation, and that, following a Change in Control, if the executive's employment is terminated by the Corporation for any reason other than death, Disability or Cause, or by the executive for Good Reason, the executive will receive, in addition to the base salary, bonus and other compensation accrued through the date of termination, a lump sum cash payment equal to three times the executive's then-existing base salary and most recent annual bonus. All of the Corporation's payments to the executives will be reduced to the extent necessary to avoid the payments being nondeductible pursuant to Section 280G of the Internal Revenue Code.

REDEMPTION AGREEMENT
    During 1984, the Corporation entered into a redemption agreement with Robert
A. Smalley, Chairman, which provides that upon his death and at the request of his personal representative, the Corporation will purchase up to $1,000,000 of Common Stock of the Corporation from his estate at the average bid price for the 60-day period prior to his death. The Corporation has funded its obligation by purchasing a term insurance policy on the life of Robert A. Smalley in the amount of $1,000,000. The policy premium has been paid for by the Corporation and the related expenses incurred during the year ended April 30, 1996 were approximately $40,000.

AGGREGATED FISCAL YEAR-END OPTION VALUES
    The following table sets forth certain information concerning unexercised stock options held by the named executive officers as of April 30, 1996. No stock options were exercised by any of the named executive officers during fiscal 1996.




                                                          VALUE OF UNEXERCISED
                       NUMBER OF UNEXERCISED OPTIONS      IN-THE-MONEY OPTIONS
          NAME                AT APRIL 30,              AT APRIL 30, 11996($)(2)
- ---------------------  ------------------------------   ------------------------

Randall S. Smalley  .             60,000                       $228,750
Robert A. Smalley ...             60,000                        228,750
Robert A. Smalley, Jr             60,000                        228,750
Eric R. Bensen ......             60,000                        228,750


- ----------
(1) All of the stock options held by the named executive officers at fiscal year-end were exercisable.
(2) In-the-money stock options are those for which the fair market value of the underlying stock exceeds the exercise price of the stock option.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
   During fiscal 1996, the Compensation Committee was comprised of Robert A. Smalley, Robert A. Smalley, Jr., Fred A. Mudgett and Dr. Edward R. Annis. Messrs. Robert A. Smalley and Robert A. Smalley, Jr. were also executive officers of the Corporation during fiscal 1996. Messrs. Robert A. Smalley and Robert A. Smalley, Jr. participated in Compensation Committee deliberations concerning executive officer compensation, other than deliberations directly related to their own compensation.

                             STOCK PERFORMANCE GRAPH

    The following graph compares the Corporation's cumulative total shareholder return on Common Stock with (i) the cumulative total return of the Russell 2000 Index and (ii) the cumulative total return of five companies involved in Recreational vehicle manufacturing or sales (the "Peer Group") over the period from May 1, 1991 to April 30, 1996. The companies in the Peer Group are Coachmen Industries, Inc., Holiday RV Superstores, Inc., Rexhall Industries, Inc., Thor Industries, Inc. and Winnebago Industries, Inc., The graph assumes an initial investment of $100 and reinvestment of dividends.

                                                           Cumulative Total Return
                                          -------------------------------------------------------
                                          4/91      4/92      4/93      4/94      4/95      4/96
Cruise America Inc.           RVR         100        88        80        56        67        107

PEER GROUP                    PPEER1      100       135       189       269       234        254

RUSSELL 2000                  IR20        100       117       136       156       167        222

                                       9

                             APPOINTMENT OF AUDITORS


    The Board of Directors, upon recommendation of the Audit and Finance Committee, has selected KPMG Peat Marwick LLP, independent certified public accountants, to serve as the Corporation's independent auditors for the fiscal year ending April 30, 1997. The Board recommends ratification of this appointment by the shareholders. This firm has served as the Corporation's auditors for the last twelve years. The Corporation has been advised that a representative of the firm will be present at the Annual Meeting to make a statement if they so desire to do so and to be available to respond to appropriate questions from shareholders.

    The Board of Directors recommends a vote FOR the ratification of the appointment of KPMG Peat Marwick LLP, as the Corporation's independent auditors for fiscal 1997.

                              COST OF SOLICITATION

    The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, proxies may be solicited by telephone, telegraph or personal interview. Banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward soliciting material to beneficial owners and to obtain authorization for the execution of proxies. The Corporation will reimburse such banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding such material, upon request. Directors, executive officers and regular employees of the Corporation may also solicit proxies without additional remuneration.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and executive officers, and persons who own more than 10 percent of the Common Stock to file with the Securities and Exchange Commission the ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(c) forms they file.

    To the Corporation's knowledge, based solely on review of the copies of such reports furnished to the Corporation and representations that no other reports were required, during the fiscal year ended April 30, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent shareholders were complied with.

                                  OTHER MATTERS

    Management does not know of any matters to be presented at the Annual Meeting other than those set forth herein. If any other matters properly come before the Annual Meeting, it is intended that the proxy holders will vote thereon at their discretion and in accordance with their best judgment. Proposals of shareholders intended to be presented at the 1997 Annual Meeting must be received at the principal executive offices of the Corporation, 11 West Hampton Avenue, Mesa, Arizona 85210, Attention: Corporate Secretary no later than April 20, 1997. The Corporation's Amended and Restated Bylaws provide that:
(i) no person (other than a person nominated by or on behalf of the Board of Directors) shall be eligible for election as a director at any shareholders meeting unless a written request that such person's name be placed in nomination, together with certain other information including the written consent of the nominee to serve as a director, is received by the Secretary of the Corporation not later than 120 days prior to the date one year from the date of the immediately preceding annual meeting; and (ii) no shareholder proposal shall be eligible for consideration at any annual meeting unless a written request of the shareholder's intent to bring such business before the annual meeting is received by the Secretary of the Corporation not later than 120 days prior to the date one year from the date of the immediately preceding annual meeting.


                                        Sincerely yours,


                                        /S/Robert A. Smalley
                                        --------------------
                                        ROBERT A. SMALLEY,
                                        Chairman

                              CRUISE AMERICA, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

         This Proxy is solicited on behalf of the Board of Directors of
                              Cruise America, Inc.

         The undersigned hereby appoints Eric R. Bensen and Robert A. Smalley, Jr., and each of them, proxies for the undersigned, with full power of substitution to vote all shares of Cruise America, Inc. Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Cruise America, Inc., in Mesa, Arizona on Wednesday, October 16, 1996 at 9:00 A.M., or at any adjournment thereof, upon such matters set forth below and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

         Please mark this Proxy as indicated on reverse to vote on any item. If you wish to vote in accordance with the Board of Directors recommendations, please sign on the reverse side; no boxes need to be checked.

                 (Continued and to be signed on the other side)

Where no voting Instructions are given, the shares represented by this Proxy will be VOTED FOR Items No. 1 and 2.

1.   ELECTION OF DIRECTORS

     Nominees: Robert A. Smalley, Robert A. Smalley, Jr., Randall S. Smalley,
               Fred A. Mudgett, Dr. Edward Annis and Eric R. Bensen.

     [ ] VOTE FOR all nominees listed to right except vote withheld from those whose names are crossed out

     [ ]  VOTE WITHHELD from all nominees listed right

2.   RATIFICATION OF REAPPOINTMENT OF AUDITORS

     [ ] FOR             [ ] AGAINST         [ ] ABSTAIN

Receipt is hereby acknowledged of the Notice of Annual Meeting and Proxy Statement.

             Dated:__________________________________________,1996.

             ______________________________________________________

             ______________________________________________________

             ______________________________________________________

                         (Signature of Shareholders(s))

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation, execute in full corporate name by authorized officer.

PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.